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                                                                  EXHIBIT 10.04

                      2000 KEY EMPLOYEES' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.


     1. Purpose. The 2000 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interest of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph
21) by encouraging their officers and key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue the association with the Company and its Subsidiaries of such officers and key employees by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the granting of (i) incentive stock options ("ISO's") and (ii) nonqualified stock options ("NSO's").

     2. Administration.

        (a) The Plan shall be administered by a Committee appointed by the Board of Directors of the Company (the "Committee"). No director who is also an officer or key employee of the Company or any of its Subsidiaries shall be eligible to serve as a member of the Committee. The decision of a majority of the members of the Committee shall constitute the decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized (i) to grant ISO's and NSO's; (ii) to determine the employees to be granted ISO's and NSO's;
(iii) to determine the option period, the option price and the number of shares subject to each option; (iv) to determine the time or times at which options will be granted; (v) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (vi) to determine other conditions and limitations, if any, applicable to the exercise of each option; and (vii) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any optionee upon exercise of an option, and the nature of the events, if any, and the duration of the period, in which any optionee's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee shall deem advisable in order that each ISO shall constitute an "Incentive Stock Option" within the meaning of
Section 422 of the Internal Revenue Code, as amended (the "Code").

        (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations shall be final and conclusive.

        (c) The Committee shall also determine, in its sole discretion, with respect to each employee, whether such options shall be ISO's or NSO's, or any combination thereof; and whether any employee shall be given discretion to determine whether any options granted to him shall be ISO's or NSO's or any combination thereof.

        (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee.

     3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 14, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred and three thousand shares less the number of shares that may be or have been purchased pursuant to an option granted under the 1997 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan or the 1997 Plan may be made subject to further options under this Plan.

     4. Eligibility. Officers and key employees of the Company or of any of its Subsidiaries, as selected by the Committee, shall be eligible to receive grants of ISO's and NSO's under the Plan.


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     5.  Option Price.

         (a) The option price per share of stock under each ISO shall be determined by the Committee in its sole discretion; provided, however, that the option price per share shall not be less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or one hundred percent of the Fair Market Value of the share on the date on which the option is granted. As to officers and key employees who, at the time an ISO is granted, own, within the meaning of Section 425(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary ("Shareholder-Employees"), the purchase price per share of stock under each ISO shall be not less than one hundred ten percent of the Fair Market Value of the stock on the date on which the option is granted.

         (b) The option price per share of stock under each NSO shall be determined by the Committee in its sole discretion; provided, however, the option price per share shall not be less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or one hundred percent of the Fair Market Value of the share on the date on which the option is granted.

         (c) For all purposes of the Plan, the term "Fair Market Value" shall mean the value determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the Fair Market Value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

     6. Option Period. No option period shall exceed ten years, and the option period with respect to ISO's granted to Shareholder-Employees shall not exceed five years.

     7. Vesting and Exercise of Options. All options granted under the Plan shall vest, and thereby become exercisable, at such time or times as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which the option shall vest.

     8. Special Calendar Year Limitation on Shares Subject to ISO's. The aggregate Fair Market Value (determined at the time of the grant of the ISO's) of the stock with respect to which ISO's are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of Incentive Stock Options of the Company or any of its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000.00).

     9. Sequence of Exercising Incentive Stock Options. Any ISO granted to an employee pursuant to the Plan shall be exercisable even if there are outstanding previously granted but unexercised ISO's with respect to such employee.

     10. Early Termination of Option.

         (a) Termination of Employment. All rights to exercise an option shall terminate effective as of the day the optionee's employment terminates unless such termination is For Cause (as defined in subparagraph (b)), or is on account of the permanent and total disability or death of the optionee (but not later than the date the option expires pursuant to its terms). Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment for purposes of this Plan. The Committee shall have the authority to determine in each case whether a leave of absence, including a leave for military or government service shall be deemed a termination of employment for purposes of this Plan.

         (b) For Cause Termination. If an optionee's employment is terminated For Cause, no previously unexercised option granted hereunder may be exercised. Rather, all unexercised options shall terminate effective on the date the optionee receives notice of his termination For Cause. As used in this Plan, "For Cause" shall be defined as (i) the willful and continued failure of an optionee to perform his required duties as an officer or employee of the Company or any Subsidiary, (ii) action by an optionee involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of an optionee, (iv) conviction of an optionee of the commission of any criminal offense involving dishonesty or breach of trust, or
(v) any intentional breach by an optionee of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the optionee and the Company or any Subsidiary.




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         (c) Permanent and Total Disability or Death of Optionee. If an
optionee's employment terminates due to Permanent and Total Disability or death, his option shall terminate one year after termination of his employment due to his Permanent and Total Disability or death (but not later than the date the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact or personal representative, as the case may be, may exercise the option in full. As used herein, "Permanent and Total Disability" shall have the meaning ascribed to such term by Section 22(e)(3) of the Code.

         (d) Change in Control or Death or Disability of Optionee. In the event of a Change in Control of the Company (as defined in paragraph 21) or upon the death or Permanent and Total Disability of the optionee, the options covered by such agreement may be exercised in full without regard to any restrictions on the vesting of such options contained in the option agreement between the Company and the optionee.

     11. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made either (a) in cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the option in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made, and an optionee shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the optionee and the Company.

     12. Income and Employment Tax Withholding.


         (a) Payment by Optionee. The optionee shall be solely responsible for paying to the Company all required federal, state, city and local taxes applicable to his (i) exercise of an NSO under the Plan and (ii) disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Code Section 422(a)(1).

         (b) NSO Tax Withholding. Notwithstanding the provisions of subsection
(a), with respect to stock to be issued pursuant to the exercise of an NSO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the NSO by having the Company retain shares of stock which would otherwise be issued in connection with the exercise of the NSO or accept delivery from the optionee of shares of Company stock which have a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that retention or delivery.

         (c) ISO Disqualifying Disposition Tax Withholding. Notwithstanding the provisions of subsection (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Code Section 422(a)(1) by having the Company accept delivery from the optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

     13. Nontransferability.

         (a) No option shall be transferable, except by the optionee's will or the laws of descent and distribution. During the optionee's lifetime, his options shall be exercisable (to the extent exercisable) only by him. The options and any rights and privileges pertaining thereto, shall not be transferred, assigned, pledged or hypothecated by the optionee in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

         (b) Notwithstanding the provisions of subsection (a), an optionee may transfer options granted under the Plan as NSO's to: (i) Immediate Family Members (as defined in paragraph 21); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"). An NSO that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.



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         (c) In the event that a optionee transfers NSOs to an Eligible
Transferee under this paragraph 13, the NSO's transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the NSO's must be exercised) as the optionee or, in the event of the optionee's death, the executor or administrator of the optionee's estate, could have exercised such NSO's. The optionee, or in the event of the optionee's death, the optionee's estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an NSO by an Eligible Transferee.

     14. Changes in Stock.


         (a) Subject to the provisions of paragraph 10(d), in the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any merger, consolidation, reorganization or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted but unexercised and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provisions of this paragraph 14(a), no adjustment shall be made which would operate to reduce the option price of any ISO below the Fair Market Value of the stock (determined at the time the option was granted) which is subject to an ISO.

         (b) Subject to the provisions of paragraph 10(d), in the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the plan and to each outstanding option, shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option, and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

     15. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

     16. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, each optionee in the stock option agreement between the Company and the optionee shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

     17. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan or, without the approval of the stockholders of the Company, make any alteration which would: (a) increase the aggregate number of shares subject to options under the Plan, except as provided in paragraphs 10(c) and 14; (b) decrease the minimum option price, except as provided in paragraph 14; (c) withdraw administration of the Plan from the Committee or the Board of Directors; (d) extend the term of the plan or the maximum period during which any option may be exercised; (e) change the manner of determining the option price; (f) change the class of individuals eligible for options under the Plan; or (g) without the consent of the holder of the option, alter or impair any option previously granted under the Plan.



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     18. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

     19. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of common stock of the Company. Options may be granted under the Plan for a period of ten years commencing March 28, 2000, the date on which the Board of Directors approved the Plan; provided, however, that no option may be exercised until the Plan has been approved by the shareholders of the Company, as provided in the first sentence of this paragraph
19. No options shall be granted after March 27, 2010. Upon such date, the Plan shall expire except as to outstanding options and which options and rights shall remain in effect until they have been exercised or terminated or have expired. ISO's must be granted within ten years of the date the Plan is adopted by the Board of Directors or approved by the shareholders of the Company, whichever is earlier.

     20. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, shall be controlling in all matters relating to the Plan.

     21. Miscellaneous.

         (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any Committee of the Board of Directors, the term "Board of Directors" shall also mean such Committee. (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

         (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent of the common stock of the Company or any Subsidiary; (iv) during any period of two consecutive years during the term of the Plan specified in paragraph 19, individuals who at the date of the adoption of the Plan constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or
(v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

         (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchildren of an optionee.

                                               BLUE RIVER BANCSHARES, INC.


DATED: March 28,2000                      By:  /s/ Steven R. Abel
                                               --------------------------------
                                               Steven R. Abel
                                               Its: Chairman

ATTEST:


/s/ D. Warren Robison
----------------------------
D. Warren Robison
Its:  Secretary



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